Income Taxes - Tax Effects of Temporary Differences that Give Rise to Significant Portion of Deferred Tax Assets and Deferred Tax Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets (liabilities):
Reserves and allowances	$ 1,774	$ 919
Accrued expenses	2,651	2,093
Net operating losses	326	55
Other	1,166	238
Prepaid expenses	(484)	(244)
Property and equipment	(2,254)	(1,226)
Capitalized software development costs	(1,075)	(664)
Valuation allowance	(326)
Total deferred tax assets, net	$ 1,778	$ 1,171